INVESTOR PRESENTATION 2015 SECOND QUARTER

2 SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 A&F cautions that any forward-looking statements (as such term is defined in the Private Securities Litigation Reform Act of 1995) contained in this presentation or made by management or spokespeople of A&F involve risks and uncertainties and are subject to change based on various important factors, many of which may be beyond the Company's control. Words such as "estimate," "project," "plan," "believe," "expect," "anticipate," "intend," and similar expressions may identify forward-looking statements. Except as may be required by applicable law, we assume no obligation to publicly update or revise our forward-looking statements. The factors included in the disclosure under the heading "FORWARD-LOOKING STATEMENTS AND RISK FACTORS" in "ITEM 1A. RISK FACTORS" of A&F's Annual Report on Form 10-K for the fiscal year ended January 31, 2015, in some cases have affected and in the future could affect the Company's financial performance and could cause actual results for the 2015 Fiscal year and beyond to differ materially from those expressed or implied in any of the forward-looking statements included in this presentation or otherwise made by management. OTHER INFORMATION A reconciliation of GAAP financial measures to non-GAAP financial measures is included in a schedule accompanying the consolidated financial statements in this presentation. As used in the presentation, "GAAP" refers to accounting principles generally accepted in the United States of America. All dollar and share amounts are in 000’s unless otherwise stated. Sub-totals and totals may not foot due to rounding. Net Income (Loss) and Net Income (Loss) per share financial measures included herein are attributable to the shareholders of Abercrombie & Fitch Co., excluding net income attributable to non-controlling interest.

Q2 ADJUSTED P&L SUMMARY* * The Q2 Adjusted P&L Summary for the current and prior period is presented on a non-GAAP basis and excludes the items set out on page 4. A reconciliation between GAAP and non-GAAP results is included as an appendix to the presentation. 2015 % OF NET SALES 2014 % OF NET SALES NET SALES $817,756 100.0% $890,605 100.0% GROSS PROFIT 507,241 62.0% 552,956 62.1% OPERATING EXPENSE 491,892 60.2% 535,370 60.1% OTHER OPERATING INCOME, NET (1,139) -0.1% (4,290) -0.5% OPERATING INCOME 16,488 2.0% 21,876 2.5% INTEREST EXPENSE, NET 4,567 0.6% 2,020 0.2% INCOME BEFORE TAXES 11,921 1.5% 19,856 2.3% TAX EXPENSE 1,902 0.2% 5,794 0.7% NET INCOME $8,597 1.1% $14,062 1.6% NET INCOME PER SHARE BASIC $0.12 $0.19 DILUTED $0.12 $0.19 WEIGHTED-AVERAGE SHARES OUTSTANDING BASIC 69,713 72,436 DILUTED 70,094 73,756 3

EXCLUDED ITEMS (PRE-TAX) 2015 Q1 Q2 Q3 Q4 YEAR TO DATE INVENTORY WRITE-DOWN $26,861 $(2,621) $24,240 LEGAL SETTLEMENT CHARGES — 15,753 15,753 ASSET IMPAIRMENT, STORE FIXTURES, LEASE TERMINATION AND STORE CLOSURE COSTS 10,112 1,394 11,506 CONTINUOUS PROFIT IMPROVEMENT PROGRAM 2,479 — 2,479 GILLY HICKS RESTRUCTURING CHARGES (1,598) — (1,598) TOTAL $37,854 $14,526 $52,380 2014 Q1 Q2 Q3 Q4 FULL YEAR ASSET IMPAIRMENT, LEASE TERMINATION AND STORE CLOSURE CHARGES — — $18,958 $31,641 $50,599 PROFIT IMPROVEMENT INITIATIVE AND CORPORATE GOVERANCE 9,964 1,964 1,310 718 13,956 GILLY HICKS RESTRUCTURING CHARGES 5,633 419 — 2,378 8,431 CEO TRANSITION COSTS — — — 5,188 5,188 TOTAL $15,597 $2,383 $20,268 $39,925 $78,174 4

* Comparable sales are calculated on a constant currency basis and exclude Gilly Hicks. Sales include store and DTC sales. (1) Abercrombie includes the Company's Abercrombie & Fitch and abercrombie kids brands. Q2 COMPARABLE SALES BY BRAND* Q2 SALES MIX Q1 Q2 YTD ABERCROMBIE (1) -9% -7% -8% HOLLISTER -6% -1% -4% TOTAL COMPANY -8% -4% -6% ABERCROMBIE 46.5% HOLLISTER 53.5% 5 YTD SALES MIX ABERCROMBIE 47.2% HOLLISTER 52.8%

* Comparable sales are calculated on a constant currency basis and exclude Gilly Hicks. Sales include store and DTC sales. Q2 COMPARABLE SALES BY GEOGRAPHY* Q2 SALES MIX Q1 Q2 YTD U.S. -7% -4% -6% INTERNATIONAL -9% -4% -6% TOTAL COMPANY -8% -4% -6% INTERNATIONAL 37.1% U.S. 62.9% 6 YTD SALES MIX INTERNATIONAL 36.9% U.S. 63.1%

Q2 ADJUSTED OPERATING EXPENSE* * Q2 Adjusted Operating Expense excludes the items set out on page 4. A reconciliation between GAAP and non-GAAP results is included as an appendix to the presentation. (1) Includes rent, other landlord charges, utilities, depreciation and other occupancy expense. (2) Includes selling payroll, store management and support, other store expense, direct-to-consumer expense, and distribution center costs. (3) Rounded based on reported percentages. SECOND QUARTER 2015 % OF NET SALES 2014 % OF NET SALES Δ bps (3) STORE OCCUPANCY (1) $180,468 22.1% $190,786 21.4% 70 ALL OTHER (2) 207,331 25.3% 234,270 26.3% (100) STORES AND DISTRIBUTION 387,799 47.4% 425,056 47.7% (30) MARKETING, GENERAL & ADMINISTRATIVE 104,093 12.8% 110,314 12.4% 40 TOTAL $491,892 60.2% $535,370 60.1% 10 7

Q2 STORE OPENINGS BRAND CENTER CITY DATE Hollister International APM Shanghai, China 5/9/2015 A&F Siesta Key Sarasota, FL 6/20/2015 A&F MixC Qingdao Qingdao, China 7/25/2015 Hollister MixC Chongqing Chongqing, China 8/1/2015 8

OUTLOOK* WITH REGARD TO THE SECOND-HALF OF ITS FISCAL YEAR 2015, THE COMPANY EXPECTS: • FURTHER COMPARABLE SALES TREND IMPROVEMENT, SKEWED TOWARDS THE FOURTH QUARTER • CONTINUED HEADWINDS FROM FOREIGN CURRENCY EXCHANGE RATES • GROSS MARGIN RATE APPROXIMATELY FLAT COMPARED TO LAST YEAR • OPERATING EXPENSE TO BE APPROXIMATELY FLAT COMPARED TO LAST YEAR AFTER ABSORING THE RESTORATION OF INCENTIVE COMPENSATION PROVISIONS, THE EFFECTS OF WHICH WILL SKEW TOWARDS THE THIRD QUARTER, EXCLUDING THE EFFECTS RELATED TO CHANGES IN COMPARABLE SALES • WEIGHTED AVERAGE DILUTED SHARE COUNT OF APPROXIMATELY 70 MILLION SHARES EXCLUDING EFFECTS OF POTENTIAL SHARE REPURCHASES FULL-YEAR CAPITAL EXPENDITURES OF APPROXIMATELY $150 MILLION * Excluded from the Company's Outlook for the remainder of fiscal year 2015 are potential charges related to impairments and store closings and other potential charges related to its restructuring efforts. 9

Q2 STORE COUNT ACTIVITY * Includes Asia and the Middle East. (1) Abercrombie includes the Company's Abercrombie & Fitch and abercrombie kids brands. Locations with abercrombie kids carveouts within Abercrombie & Fitch are represented as a single store count. ALL BRANDS TOTAL U.S. CANADA EUROPE REST OF WORLD* START OF Q2 2015 956 786 18 118 34 OPENINGS 4 1 — — 3 CLOSINGS (6) (4) — — (2) END OF Q2 2015 954 783 18 118 35 ABERCROMBIE (1) START OF Q2 2015 387 354 6 17 10 OPENINGS 2 1 — — 1 CLOSINGS (1) (1) — — — END OF Q2 2015 388 354 6 17 11 HOLLISTER CO. START OF Q2 2015 569 432 12 101 24 OPENINGS 2 — — — 2 CLOSINGS (5) (3) — — (2) END OF Q2 2015 566 429 12 101 24 10

APPENDIX: RECONCILIATION OF Q2 2015 NON-GAAP FINANCIAL MEASURES GAAP EXCLUDED ITEMS (1) ADJUSTED NON-GAAP (2) GROSS PROFIT $509,862 $(2,621) $507,241 STORES AND DISTRIBUTION EXPENSE 389,193 1,394 387,799 MARKETING, GENERAL AND ADMINISTRATIVE EXPENSE 119,846 15,753 104,093 OPERATING INCOME 1,962 14,526 16,488 LOSS BEFORE TAXES (2,605) 14,526 11,921 TAX EXPENSE (BENEFIT) (3,217) 5,119 1,902 NET INCOME (LOSS) $(810) $9,407 $8,597 NET INCOME (LOSS) PER DILUTED SHARE $(0.01) $0.13 $0.12 (1) Excluded items consist of pre-tax charges of $15.8 million related to legal settlement charges and, $2.2 million primarily related to accelerated depreciation and disposal costs associated with the first quarter decision to discontinue the use of certain store fixtures recognized in stores and distribution expense and pre-tax benefits of $2.6 million related to higher than expected recovery on inventory previously written-down recognized in gross profit, and $0.8 million related to favorable terms associated with store closures recognized in stores and distribution expense. (2) Non-GAAP financial measures should not be used as alternatives to the most directionally comparable GAAP financial measure and are also not intended to supersede or replace the Company's GAAP financial measures. The Company believes it is useful to investors to provide the non-GAAP financial measures to assess the Company's operating performance. THIRTEEN WEEKS ENDED AUGUST 1, 2015 (IN THOUSANDS, EXCEPT PER SHARE DATA) (UNAUDITED) 11

APPENDIX: RECONCILIATION OF YTD 2015 NON-GAAP FINANCIAL MEASURES (1) Excluded Items consist of pre-tax charges of $24.2 million related to an inventory write-down recognized in gross profit, $15.8 million related to legal settlement charges, $3.6 million of accelerated depreciation and disposal costs recognized in stores and distribution expense, and $4.5 million of asset impairment related to the discontinued use of certain store fixtures recognized in asset impairment, $1.8 million related to lease termination and store closures recognized in stores and distribution expense, $2.5 million related to the Company's continuous profit improvement program, of which $0.7 million was recognized in stores and distribution expense and $1.8 million was recognized in marketing, general and administrative expense and $1.6 million of fair value adjustments related to a company owned aircraft that has been sold recognized in asset impairment and a pre- tax benefit of $1.6 million related to the restructuring of the Gilly Hicks brand recognized in restructuring charges. (2) Non-GAAP financial measures should not be used as alternatives to the most directionally comparable GAAP financial measure and are also not intended to supersede or replace the Company's GAAP financial measures. The Company believes it is useful to investors to provide the non-GAAP financial measures to assess the Company's operating performance. TWENTY-SIX WEEKS ENDED AUGUST 1, 2015 (IN THOUSANDS, EXCEPT PER SHARE DATA) (UNAUDITED) GAAP EXCLUDED ITEMS (1) ADJUSTED NON-GAAP (2) GROSS PROFIT $921,411 $24,240 $945,651 STORES AND DISTRIBUTION EXPENSE 780,831 6,082 774,749 MARKETING, GENERAL AND ADMINISTRATIVE EXPENSE 227,379 17,523 209,856 RESTRUCTURING BENEFIT (1,598) (1,598) — ASSET IMPAIRMENT 6,133 6,133 — OPERATING LOSS (88,235) 52,380 (35,855) LOSS BEFORE TAXES (97,441) 52,380 (45,061) TAX BENEFIT (34,807) 16,901 (17,906) NET LOSS $(64,056) $35,479 $(28,577) NET LOSS PER DILUTED SHARE $(0.92) $0.51 $(0.41) 12

APPENDIX: RECONCILIATION OF Q2 2014 NON-GAAP FINANCIAL MEASURES (1) Excluded items consist of pre-tax charges of $2.0 million related to the Company's profit improvement initiative, of which $1.2 million was recognized in stores and distribution expense and $0.7 million was recognized in marketing, general and administrative expense, and $0.4 million related to the restructuring of the Gilly Hicks brand recognized in restructuring charges. (2) Non-GAAP financial measures should not be used as alternatives to the most directionally comparable GAAP financial measure and are also not intended to supersede or replace the Company's GAAP financial measures. The Company believes it is useful to investors to provide the non-GAAP financial measures to assess the Company's operating performance. THIRTEEN WEEKS ENDED AUGUST 2, 2014 (IN THOUSANDS, EXCEPT PER SHARE DATA) (UNAUDITED) GAAP EXCLUDED ITEMS (1) ADJUSTED NON-GAAP (2) STORES AND DISTRIBUTION EXPENSE $426,301 $1,245 $425,056 MARKETING, GENERAL AND ADMINISTRATIVE EXPENSE 111,033 719 110,314 RESTRUCTURING CHARGES 419 419 — OPERATING INCOME 19,493 2,383 21,876 INCOME BEFORE TAXES 17,473 2,383 19,856 TAX EXPENSE 4,596 1,198 5,794 NET INCOME $12,877 $1,185 $14,062 NET INCOME PER DILUTED SHARE $0.17 $0.02 $0.19 13

APPENDIX: RECONCILIATION OF YTD 2014 NON-GAAP FINANCIAL MEASURES (1) Excluded Items consist of pre-tax charges of $6.9 million for legal, advisory and other charges related to certain corporate governance matters recognized in marketing, general and administrative expense, $6.1 million related to the restructuring of the Gilly Hicks brand recognized in restructuring charges, and $5.0 million related to the Company's profit improvement initiative, of which $2.0 million was recognized in stores and distribution expense and $3.0 million was recognized in marketing, general and administrative expense. (2) Non-GAAP financial measures should not be used as alternatives to the most directionally comparable GAAP financial measure and are also not intended to supersede or replace the Company's GAAP financial measures. The Company believes it is useful to investors to provide the non-GAAP financial measures to assess the Company's operating performance. TWENTY-SIX WEEKS ENDED AUGUST 2, 2014 (IN THOUSANDS, EXCEPT PER SHARE DATA) (UNAUDITED) GAAP EXCLUDED ITEMS (1) ADJUSTED NON-GAAP (2) STORES AND DISTRIBUTION EXPENSE $843,872 $2,009 $841,863 MARKETING, GENERAL AND ADMINISTRATIVE EXPENSE 234,614 9,920 224,694 RESTRUCTURING CHARGES 6,052 6,052 — OPERATING INCOME (LOSS) (12,013) 17,981 5,968 INCOME (LOSS) BEFORE TAXES (16,030) 17,981 1,951 TAX EXPENSE (BENEFIT) (5,236) 6,104 868 NET INCOME (LOSS) $(10,794) $11,877 $1,083 NET INCOME (LOSS) PER DILUTED SHARE $(0.15) $0.16 $0.01 14